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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 21, 2003


  COMMISSION       REGISTRANT; STATE OF INCORPORATION;          IRS EMPLOYER
  FILE NUMBER        ADDRESS; AND TELEPHONE NUMBER           IDENTIFICATION NO.

    1-9513              CMS ENERGY CORPORATION                   38-2726431
                       (A MICHIGAN CORPORATION)
                   FAIRLANE PLAZA SOUTH, SUITE 1100
                         330 TOWN CENTER DRIVE
                       DEARBORN, MICHIGAN 48126
                            (313) 436-9261



    1-5611             CONSUMERS ENERGY COMPANY                  38-0442310
                       (A MICHIGAN CORPORATION)
                           ONE ENERGY PLAZA
                        JACKSON, MICHIGAN 49201
                            (517) 788-0550







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ITEM 5.  OTHER EVENTS


CMS ENTERPRISES COMPANY REVOLVING CREDIT FACILITY

On April 21, 2003, CMS Enterprises Company ("CMS Enterprises") entered into a revolving credit facility in the amount of $75 million. The maturity date of this facility is April 30, 2004. The facility is being arranged by Citibank, NA at a total annual cost to CMS Energy Corporation ("CMS Energy") of approximately ten percent, which includes the initial commitment fee. Proceeds from this loan will be used for general corporate purposes. Any proceeds of equity issuances by CMS Energy and its subsidiaries or any asset sales and debt issuances by CMS Energy or its subsidiaries, other than Consumers Energy Company ("Consumers"), are required to be used to prepay this facility. It is expected that proceeds from the Panhandle Eastern Pipe Line Company sale will be used to prepay this facility. This facility is guaranteed by CMS Energy, whose guaranty is secured by the common stock of Consumers and CMS Enterprises.


CONSUMERS FIRST MORTGAGE BONDS

On April 30, 2003, Consumers issued two series of First Mortgage Bonds. The $250 million Series A Bonds will mature on April 15, 2008 and will bear interest at the rate of 4.25%. The $375 million Series B Bonds will mature on April 15, 2013 and will bear interest at the rate of 5.375%. Proceeds to Consumers after underwriters' discounts are approximately $247.9 million and $370.7 million, respectively. Net proceeds will be used to redeem on May 1, 2003 $250 million of Senior Notes due 2008, to pay an associated $32 million option call payment, and for general corporate purposes that may include paying down additional debt.

The news release issued in connection with the issuance of the First Mortgage Bonds is filed herewith as Exhibit 99 and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)   EXHIBITS

99.      CMS Energy's News Release dated May 1, 2003


This Form 8-K and the News Release contain "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K for the Fiscal Year Ended December 31, 2002 and the "CONSUMERS FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Consumers' Form 10-K for the Fiscal Year Ended December 31, 2002 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                   CMS ENERGY CORPORATION

Dated:  May 1, 2003

                                   By:    /s/ S. Kinnie Smith, Jr.
                                       ---------------------------
                                       S. Kinnie Smith, Jr.
                                       Vice Chairman of the Board
                                       and General Counsel




                                   CONSUMERS ENERGY COMPANY

Dated:  May 1, 2003

                                   By:    /s/ S. Kinnie Smith, Jr.
                                       -----------------------------
                                       S. Kinnie Smith, Jr.
                                       Vice Chairman of the Board



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                                 Exhibit Index
                                 -------------



99        CMS Energy's News Release dated May 1, 2003